                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             H. LAURANCE FULLER
                                             ---------------------------------
                                             (Signature)


                                             H. Laurance Fuller
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 18th day of October, 1995.



                                             JOHN L. CARL
                                             ---------------------------------
                                             (Signature)

                                             John L. Carl
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 19th day of October, 1995.


                                             JOHN R. REID
                                             ---------------------------------
                                             (Signature)


                                             John R. Reid
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             L. D. THOMAS
                                             ---------------------------------
                                             (Signature)


                                             L. D. Thomas
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             D. R. BEALL
                                             ---------------------------------
                                             (Signature)


                                             D. R. Beall
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             RUTH BLOCK
                                             ---------------------------------
                                             (Signature)


                                             Ruth Block
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             JOHN H. BRYAN
                                             ---------------------------------
                                             (Signature)


                                             John H. Bryan
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             ERROLL B. DAVIS, JR.
                                             ---------------------------------
                                             (Signature)


                                             Erroll B. Davis, Jr.
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             RICHARD FERRIS
                                             ---------------------------------
                                             (Signature)


                                             Richard Ferris
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             ROBERT H. MALOTT
                                             ---------------------------------
                                             (Signature)


                                             Robert H. Malott
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             WALTER E. MASSEY
                                             ---------------------------------
                                             (Signature)


                                             Walter E. Massey
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of October, 1995.


                                             MARTHA R. SEGER
                                             ---------------------------------
                                             (Signature)


                                             Martha R. Seger
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             MICHAEL WILSON
                                             ---------------------------------
                                             (Signature)


                                             Michael Wilson
                                             ---------------------------------
                                             (print or type name)

                                                                      Exhibit 24

                                AMOCO CORPORATION

                                POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Investor Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 24th day of October, 1995.


                                             RICHARD D. WOOD
                                             ---------------------------------
                                             (Signature)


                                             Richard D. Wood
                                             ---------------------------------
                                             (print or type name)